CUTLER EQUITY FUND

TICKER: DIVHX

A Series of The Cutler Trust

Supplement to the Statement of Additional Information Dated October 28, 2022

The sub-section titled “Foreign Exchange Risk and Currency Transactions” on pages 6 and 7 in the section titled “Investment Policies and Risks” in the Cutler Equity Fund’s (the “Fund”) Statement of Additional Information dated October 28, 2022, is deleted in its entirety.

The Summary Prospectus, Prospectus and Statement of Additional Information, each dated October 28, 2022, and other information about the Fund are available online at https://funddocs.filepoint.com/cutler/. You can also get this information at no cost by calling 888-CUTLER4 (888-288-5374) or by sending an email request to Fulfillment@ultimusfundsolutions.com.

Investors Should Retain this Supplement for Future Reference.